SHAREHOLDE'S COMPENSATION	12 Months Ended
Dec. 31, 2024
Shareholdes Compensation
SHAREHOLDE'S COMPENSATION

24.	SHAREHOLDE'S COMPENSATION

On May 9, 2024 and November 14, 2024, the Board of Directors approved the proposal to pay interim dividends to the Profit Reserve Account in the amount of R$ 950,000 and R$ 730,000, corresponding to R$ 0.716389666168954 and R$ 0.550488901371933 per share, respectively. Dividends were paid, without monetary restatement, from May 29, 2024 and November 28, 2024.

As of December 31, 2024, the Company recorded a loss for the year of (R$ 2,591,851), compensated through the consumption of statutory reserve values.

Accounting Policy

The Company adopts a profit distribution policy which, in compliance with the provisions of Law No. 6,404/76 as amended by Law 9,457/97, will imply the allocation of all net income to its shareholders, provided that the following priorities are preserved, regardless of its order: (i) business strategy (ii) compliance with obligations (iii) making the necessary investments and (iv) the maintenance of a good financial situation for the Company.

In accordance with article 33 of the Company’s Bylaws, at least 25% of the net income for the year, adjusted under the terms of article 202 of Law 6,404/76, will be distributed as dividends in each fiscal year, which will be reflected in current liabilities. In addition, the Board of Directors may pay interest on equity by allocating the amount of interest paid or credited to the minimum mandatory dividends mentioned above. If the Company reports a dividend higher than the mandatory minimum in the allocation proposal, this amount is highlighted in a specific account in equity under “Proposed Additional Dividend”.

According to Law no. 6.404/76 as amended by Law no. 11.638/07 and pursuant to the sole paragraph of article 189, the loss for the year will be mandatorily absorbed by retained earnings, profit reserves and legal reserve, in that order.